SICHENZIA, ROSS & FRIEDMAN LLP
                                ATTORNEYS AT LAW
                        135 West 50th Street, 20th Floor
                            New York, New York 10020
                                    --------

                               Tel: (212) 664-1200
                               Fax: (212) 664-7329
                            E-Mail: srflaw@i-2000.com


                                  June 8, 1999


Alpha Resources, Inc.
901 Chestnut Street
Unit A
Clearwater, FL 33416

         Re:      Registration Statement on Form SB-2, File No. 333-22673

Gentlemen:

         We have acted as your counsel in the preparation on a Registration Statement on Form SB-2 (the "Registration Statement") filed by you with the Securities and Exchange Commission covering 60,000 units (the "Units"), each Unit consisting of sixty shares of common stock, $.001 par value per share (the "Common Stock").

         In so acting, we have examined and relied upon such records, documents and other instruments as in our judgment are necessary or appropriate in order to express the opinion hereinafter set forth and have assumed the genuineness of all signatures, the authenticity of all documents submitted to us as originals, and the conformity to original documents of all documents submitted to us as certified or photostatic copies.

         Based on the foregoing, we are of the opinion that:

         (i) the Units and the Common Stock, when issued and delivered in the manner and on the terms described in the Registration Statement (after it is declared effective), will be duly and validly issued, fully paid and non-assessable;

         We hereby consent to the reference to our name in the Registration Statement under the caption "Legal Matters" and to the use of this opinion as an exhibit to the Registration Statement. In giving this consent, we do not hereby admit that we come within the category of a person whose consent is required under Section 7 of the Act, or the general rules and regulations thereunder.

                                                  Very truly yours,

                                                  /s/Sichenzia, Ross & Friedman
                                                  -----------------------------
                                                  Sichenzia, Ross & Friedman